CERTIFICATION OF CEO AND CFO PURSUANT TO SECTION 302

OF THE SARBANES-OXLEY ACT OF 2002

I, Tom Bontems, certify that:

1.	I have reviewed this amended annual report on Form 10-KSB of Universal Fog, Inc.;

2.

Based on my knowledge, this amended report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of Universal Fog, Inc. as of, and for, the periods presented in this report;

4.	As Universal Fog, Inc.’s certifying officer, I:

a)	am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act rules 13a-15(e) and 15d-15(e)) for Universal Fog, Inc and have:

b)

designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Universal Fog, Inc., including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

c)

evaluated the effectiveness of Universal Fog, Inc.’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)

Disclosed in this report any change in Universal Fog, Inc.’s internal control over financial reporting that occurred during Universal Fog, Inc.’s most recent fiscal year that has materially affected, or is reasonably likely to materially affect, Universal Fog, Inc.’s internal control over financial reporting; and

5.

As Universal Fog, Inc.’s certifying officer I have disclosed, based on my most recent evaluation of internal control over financial reporting, to Universal Fog, Inc.’s auditors and the audit committee of Universal Fog, Inc.’s Board of Directors (or persons performing the equivalent functions):

a)

all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Universal Fog, Inc.’s ability to record, process, summarize and report financial information; and

b)	any fraud, whether or not material, that involves management or other employees who have a significant role in Universal Fog, Inc.’s internal control over financial reporting.

Date: September 7, 2006	/s/ Tom Bontems
Tom Bontems,
Chief Executive Officer and Chief Financial Officer